1 Q2 2024 Financial Results, Clinical & Strategic Update August 1, 2024

2 Forward Looking Statements This presentation contains forward-looking statements of Lumos Pharma, Inc. that involve substantial risks and uncertainties. All such statements contained in this presentation are forward- looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. This law that, in part, gives us the opportunity to share our outlook for the future without fear of litigation if it turns out our predictions were not correct. We are passionate about our business - including LUM-201 and the potential it may have to help patients in the clinic. This passion feeds our optimism that our efforts will be successful and bring about meaningful change for patients. Please keep in mind that actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements that we make. We have attempted to identify forward-looking statements by using words such as “projected,” "upcoming," "will," “would,” "plan," “intend,” "anticipate," "approximate," "expect," “potential,” “imminent,” and similar references to future periods or the negative of these terms. Not all forward-looking statements contain these identifying words. Examples of forward-looking statements include, among others, statements we make regarding our finalization of design details for a Phase 3 clinical trial with the FDA in the fourth quarter of 2024 and our positioning to initiate this trial in the second quarter of 2025, that we believe new analyses provide additional support for our planned approach to a placebo-controlled Phase 3 trial of LUM-201 in moderate PGHD, that we believe the trial design would improve the likelihood of success when compared to a non-inferiority study, that cash on hand is expected to support operations into Q1 2025, the potential for LUM-201 to be the first oral therapeutic for PGHD, and any other statements other than statements of historical fact. We wish we were able to predict the future with 100% accuracy, but that just is not possible. Our forward-looking statements are neither historical facts nor assurances of future performance. You should not rely on any of these forward-looking statements and, to help you make your own risk determinations, we have provided an extensive discussion of risks that could cause actual results to differ materially from our forward-looking statements including risks related to the timing and ability of Lumos Pharma to structure our Phase 3 trial in an effective and timely manner, the ability to obtain FDA approval of, initiate and advance a pivotal Phase 3 trial, as well as advance our clinical and corporate strategy in general, our ability to obtain the capital needed to fund a Phase 3 trial and other business operations, our ability to project, forecast, and manage future cash utilization and reserves needed for contingent future liabilities and business operations, the ability to successfully develop our product candidate and other risks that could cause actual results to differ materially from those matters expressed in or implied by such forward-looking statements including information in the "Risk Factors" section and elsewhere in Lumos Pharma’s Annual Report on Form 10-K for the year ended December 31, 2023 and Quarterly Report on Form 10-Q for the periods ended September 30, 2023, March 31 and June 30, 2024, as well as other subsequent reports filed with the SEC. All of these documents are available on our website. Before making any decisions concerning our stock, you should read and understand those documents. We anticipate that subsequent events and developments will cause our views to change. We may choose to update these forward-looking statements at some point in the future, however, we disclaim any obligation to do so. As a result, you should not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this presentation. 8.1.2024

3 Agenda • Lisa Miller, Vice President of Investor Relations • Rick Hawkins, Chief Executive Officer & Chairman • John McKew, PhD, President & Chief Scientific Officer • Rick Hawkins, Chief Executive Officer & Chairman • John McKew, PhD, President & Chief Scientific Officer • Lori Lawley, Chief Financial Officer • Duke Pitukcheewanont, MD, Chief Medical Officer • Lori Lawley, Chief Financial Officer

Clinical and Strategic Update

lumos PHARMA

Positive EOP2 Meeting with FDA	• FDA supportive of registrational path forward • FDA recognized LUM-201, a growth hormone secretagogue, as a novel growth promoter • FDA acknowledged the use of a placebo-controlled clinical trial design as an appropriate option for a LUM-201 Phase 3 trial
Phase 3 Initiation Expected Q2 2025	• Phase 3 initiation expected in Q2 2025 • Proposed placebo-controlled trial protocol expected to be finalized in Q4 2024 • Placebo-controlled design should improve likelihood of success
Exploring All Opportunities	• Engaged investment bank to assist the Board of Directors in exploring all strategic opportunities and advance LUM-201 • Our regular business development activities have garnered significant interest in opportunity for LUM-201 in multiple markets worldwide • LUM-201 has potential to be first oral therapeutic in ~$5 billion global injectable GH market

Advancing LUM-201, potentially the first oral therapeutic for the treatment of GHD

EOP2: End of Phase 2 meeting GHD: Growth Hormone Deficiency

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Data Presented at Medical Conferences Highlight Oral LUM-201 Potential in PGHD

lumos PHARMA

ENDO 2024

- LUM-201's pulsatile pattern of growth hormone secretion is key in eliciting growth response
- Pulsatile mechanism allows oral LUM-201 to produce growth comparable to injectable rhGH but at only ~20% of the exposure to circulating growth hormone



LUM-201 Treatment*
Baseline
Month 6
Serum Growth Hormone (ng/ml)
0
1
2
3
4
5
0
200
400
600
800
Time (min)

PES 2024

- Oral LUM-201 produces comparable growth to that achieved by injectable rhGH in moderate PGHD as demonstrated in multiple historical datasets

GRS and ECE 2024

- Data demonstrate oral LUM-201 restores natural pulsatile secretion of growth hormone and growth in moderate PGHD patients

* OraGrowtH212 PK/PD Trial: GH secretion in PGHD subject over 12 hours: at baseline and at 6 months on LUM-201

ENDO: Endocrine Society Annual Meeting PES: Pediatric Endocrine Society Annual Meeting GRS: Growth Hormone Research Society ECE: European Congress of Endocrinology

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6 12-month, 2:1 randomization, double-blind, single arm cross-over design with all placebo patients switched to LUM-201 at 6 months, who then continue for an additional 6 months on treatment Screening Up to 60 days LUM-201 1.6 mg/kg/day 12 months N ~100 Placebo control 6 months N= approximately 40 - 60 Months Remote Follow-up Contact 0 3 6 9 12 Randomization 2:1 Primary Endpoint Annualized Height Velocity at Month 12 1 month follow-up Selection with PEM test Cross to 1.6 mg/kg/day LUM-201 6 months LTSE for up to 3 years Placebo control 6 months N ~50 Cross to 1.6 g/ g/ ay 1 6 s Co-Primary Endpoints: 1) Demonstrate superiority of growth on LUM-201 at 12 months vs Placebo at 12 months (6 months annualized) 2) Ensure AHV of LUM-201 at 12 months has a lower bound of the 95% confidence interval above 6.7 cm/yr, the threshold for clinically meaningful growth previously agreed upon with the FDA Cross-over from placebo to LUM-201 Proposed Placebo-Controlled Phase 3 Trial Design • PEM+ PGHD subjects • N ~150 total • 2:1 randomization • Global trial • ~80-100 sites • Co-primary endpoints at 12 months • Trial initiation anticipated in Q2 2025 Placebo-Controlled Phase 3 Trial LTSE = Long-term Safety Extension AHV = Annualized Height Velocity

7 Lumos Pharma Pro Forma Financial Information as of June 30, 2024 Values in USD LUMO Cash, cash equivalents, & short-term investments to support operations into Q1 2025. Q2 2024 R&D Expense $4.6M G&A Expense $3.7M Net Loss $7.6M Cash & Equivalents $16.8M Shares Outstanding 8,123,186

lumos PHARMA

Investment Thesis
Oral therapeutic candidate targeting $4.7 billion growth-disorder market

Attractive Market Opportunity	• Global growth hormone (GH) market of ~$4.7 billion is primed for conversion to oral therapy • Lead indication, PGHD, is ~$1.5 billion global opportunity[1] • Market research supports rapid conversion to oral and potential expansion opportunities[2]
Novel Asset with Unique MOA	• Oral LUM-201 pulsatile GH secretion MOA takes advantage of natural physiology • Orphan Drug Designation in US/EU and issued patents in major markets • IP protection through 2042 in the US for novel formulation
Clear Proof of Concept	• PEM strategy de-risks patient selection, identifying likely LUM-201 responders[3] • Phase 2 trials met all primary and secondary endpoints • Phase 2 data demonstrated LUM-201 produces significant increase in AHV vs baseline • Consistent PK/PD and attractive investigational safety profile to date in > 1,300 subjects
Regulatory Path Clarity	• Positive End-of-Phase 2 meeting with FDA held early Q2 2024 regarding Phase 3 program • Initiation of Phase 3 trial anticipated Q2 2025

First oral therapeutic represents potential paradigm shift in treatment of GHD

[1] Based on gross sales of rhGH worldwide
[2] Initial Primary Research of PGHD Market conducted for Lumos by Triangle Insights
[3] PEM (Predictive Enrichment Marker) strategy consists of screening for PEM+ PGHD patients = Baseline IGF-1 > 30 ng/ml & Peak stimulation GH ≥ 5 ng/ml from single oral dose of LUM-201

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